Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)   The accompanying Annual Report on Form 10-K for the period ended July 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2003	/s/ Timothy J. Dodd
President and
Chief Executive Officer

Date: October 29, 2003	/s/ Thomas P. Friezen
Chief Financial Officer